UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 19, 2012

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53981 (Commission File Number)	20-8610073 (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 695-4776

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 19, 2012 (the “Closing Date”), Blue Calypso, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an existing stockholder (the “Buyer”) pursuant to which the Company issued (i) a senior secured convertible debenture in the original aggregate principal amount of $35,000 (the “Debenture”) and (ii) a warrant to purchase 6,500,000 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (the “Warrant”), and the Buyer covenanted to purchase up to an additional $465,000 of senior secured convertible debentures in a series of four closing at such times as may be designated by the Company in its sole discretion through October 19, 2012 (collectively with the Debenture, the “Debentures”) (such transaction is referred to herein as the “Private Placement”).

In connection with the Private Placement, the Company also entered into a Security Agreement, an Intellectual Property Security Agreement, Amendment No. 1 to the Common Stock Purchase Warrant, a Stockholder’s Agreement and various ancillary certificates, disclosure schedules and exhibits in support thereof, each dated April 19, 2012. In addition, the subsidiary of the Company, Blue Calypso, LLC, entered into a Subsidiary Guarantee in favor of the Buyer, dated April 19, 2012.

The following is a brief summary of each of those agreements. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Securities Purchase Agreement

The Securities Purchase Agreement provides for the purchase by the Buyer and the sale by the Company of the Debentures and the Warrant (collectively, the “Securities”). The Securities Purchase Agreement contains representations and warranties of the Company and the Buyers that are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Buyer. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Securities Purchase Agreement contains covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants:

•                                          Should the Company fail to timely remove a restrictive legend from a certificate of the shares of Common Stock issued and issuable upon the conversion of the Debentures and upon exercise of the Warrant (the “Underlying Shares”), the Company shall be required to pay the Buyer certain liquidated damages penalties.

•                                          Until the time that no Buyer holds or has the right to acquire the Underlying Shares, the Company is required to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

•                                          Should the Company, at any time commencing on September 1, 2012 and ending at such time as all of the Securities can be sold pursuant to Rule 144 without restrictions on volume, fail to satisfy the public information requirement under Rule 144(c) of the Securities Act of 1933, as amended (the “Securities Act”), the Company shall pay the Buyer liquidated damages of 2% of its purchase price monthly until such public information failure has been cured or such time as public information is no longer required pursuant to Rule 144.

•                                          Until the 12-month anniversary of the Closing Date, the Company may not (i) issue additional shares of Common Stock or any securities convertible to, exchangeable for or exercisable for Common Stock with a price that varies or may vary with the market price of the Common Stock, or (ii) enter into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

•                                          Until the one year anniversary of the Closing Date, the Buyer shall have the pro-rata right to participate in any financing of the Company on the same terms, conditions and price provided for in such financing.

The Securities Purchase Agreement also obligates the Company to indemnify the Buyers for certain losses resulting from (i) any breach of any representation or warranty made by the Company or any obligation of the Company, and (ii) certain third party claims.

Senior Secured Convertible Debentures

Repayment

The Debenture was issued in the original aggregate principal amount of $35,000.  The Company may purchase up to an aggregate of $500,000 of Debentures until October 19, 2012.  The Debentures mature on October 19, 2012 (the “Maturity Date”), upon which such date the entire outstanding principal balance and any outstanding fees or interest will be due and payable in full. The Debentures bear interest at the rate of 8% per annum, which rate is increased to 16% upon and during the occurrence of an event of default (as described below). Interest on the Debentures is payable upon the Maturity Date.

Conversion

The Debentures, including accrued interest on such Debentures, are convertible at the option of the Buyer into shares of Common Stock at a conversion price equal to the closing price of the Common Stock on the date of conversion (the “Conversion Price”).

The Debentures contain certain limitations on conversion. For example, they provide that no conversion may be made if, after giving effect to the conversion, any Buyer would own in excess of 4.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased to a percentage not to exceed 9.99%, at the option of such Buyer, except any increase will not be effective until 61 days’ prior notice to the Company.

The Debentures impose penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

Events of Default

The Debentures contains a variety of events of default that are typical for transactions of this type, as well as the following events:

•                                          The Common Stock becoming ineligible for listing on a trading market for at least five trading days.

•                                          The Company’s involvement in a change of control transaction or a sale or transfer of at least 40% of its assets.

•                                          The Company’s inability to meet the current public information requirements under Rule 144 with respect to the Underlying Shares.

If there is an event of default, then by election of the Buyer, the entire principal and interest under the Debentures then outstanding, will be due and payable.  Such amount shall accrue interest at a rate of 16% per annum commencing on the fifth calendar date following the relevant event of default.

Redemption

If at any time while the Debentures are outstanding, the Company completes a transaction resulting in gross proceeds to the Company equal to 2.5 times or greater than the outstanding amount of the Debentures, the Buyer may require the Company to redeem all or a portion of the Debentures.

Covenants

The Debentures contain a variety of covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants, which may be waived upon written consent of the Buyer:

•                                          The Company may not incur other indebtedness, except for certain permitted indebtedness.

•                                          The Company may not redeem, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock equivalents.

•                                          The Company may not pay dividends or distributions on any equity securities of the Company.

•                                          The Company may not enter an affiliate transaction material to the Company unless such transaction was approved by a majority of the Company’s disinterested directors.

Warrant

In connection with the Private Placement, on April 19, 2012, the Company issued to the Buyer a five-year Warrant to purchase up to an aggregate of 6,500,000 shares of Common Stock at an exercise price of $0.10 per share. The Company is prohibited from effecting the exercise of the Warrant to the extent that as a result of such exercise the holder of the exercised Warrant beneficially owns more than 4.99% in the aggregate of the issued and outstanding shares of Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the exercise of the Warrant. The Warrant contains provisions that protect the holder thereof against dilution by adjustment of the purchase price in certain events such as stock dividends, stock splits, issuances of securities at a purchase price less than $0.10 per share and other similar events. In addition, if (i) the volume-weighted average price of the Common Stock for 30 consecutive trading days is at least 250% of the exercise price of the Warrant; (ii) the 30-day average daily trading volume of the Common Stock has been at least 1,000,000 shares; and (iii) the holder is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company, then the Company may require the holder to exercise all or a portion of its Warrant pursuant to the terms described above within 10 business days following the delivery of a notice of acceleration. If the Warrant is not exercised as aforesaid, the Warrant shall expire automatically at the end of such 10-day period.

Security Documents

Pursuant to the Security Agreement and the Intellectual Property Security Agreement, the Company’s obligations under the Debentures are secured by a first priority perfected security interest in all of the assets and properties of the Company, including the stock of Blue Calypso, LLC. On April 19, 2012, Blue Calypso, LLC, the Company’s wholly owned subsidiary, also executed a Subsidiary Guarantee in favor of the Buyer supporting the Company’s performance under the Debentures.

Lock-Up Agreements

In connection with the Private Placement, the Company’s executive officers, directors and certain stockholders entered into lock-up agreements for a period of one year following the Closing Date (the “Lock-Up Agreements”).

Stockholder’s Agreement

In connection with the Private Placement, Andrew Levi, the chief executive officer and largest stockholder of the Company, entered into a Stockholder’s Agreement with the Company whereby Mr. Levi agreed to place 25,000,000 shares of Common Stock held by him in escrow for a period of one year following the Closing Date.  If the Company issues shares of Common Stock in a financing transaction or in connection with the hiring or retention of senior management or directors during such period of time, the corresponding number of escrowed shares will be cancelled and returned to the Company’s treasury.  Any shares remaining in escrow at the end of the one-year period will be released to Mr. Levi.

Amendment No. 1 to Common Stock Purchase Warrant

In connection with the Private Placement, the Company entered into that certain Amendment No. 1 to Common Stock Purchase Warrant with each of LMD Capital, LLC and Esousa Holdings LLC, amending the terms of the Common Stock Purchase Warrants issued to such holders on September 1, 2011 to provide for cashless exercise and extending the anti-dilution protections through April 19, 2013.  The Company entered into such Amendment with Esousa Holdings LLC as consideration for certain waivers of rights of in connection with the Private Placement.

Use of Funds

The Company is currently engaged in discussions with a senior industry executive to join the Company’s senior management team.  Although no formal agreement has been reached with such individual, it is currently anticipated that the individual will join the Company in July 2012 as Chief Executive Officer and will lead the commercialization efforts of the Blue Calypso platform.  A portion of the funds raised in the Private Placement will be utilized to assist with the Company’s efforts to hire such person.  Upon the expected appointment of our new Chief Executive Officer, it is anticipated that our current Chief Executive Officer, Andrew Levi, will continue to serve the Company as a member of the senior management team and as a member of the Company’s board of directors.

The Securities Purchase Agreement, the Debenture, the Warrant, the Security Agreement, the Intellectual Property Security Agreement, the Subsidiary Guarantee, the form of Lock-Up Agreement, the Amendment No. 1 to Common Stock Purchase Warrant and the Stockholder’s Agreement are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including, without limitation, the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Exchange Act.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02.                  Unregistered Sales of Equity Securities.

On April 19, 2012, the Company issued the Debenture and the Warrant described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $35,000. The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The Debentures and the Warrant issued to the Buyer were not registered under the Securities Act or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act.

Item 9.01                     Financial Statements And Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated April 19, 2012, by and between Blue Calypso, Inc. and the Buyer thereto

10.2	Senior Secured Convertible Note issued April 19, 2012

10.3	Common Stock Purchase Warrant issued April 19, 2012

10.4	Security Agreement, dated April 19, 2012, by and between the Company, Blue Calypso, LLC and the Buyer

10.5	Intellectual Property Security Agreement, dated April 19, 2012, by and between the Company, Blue Calypso, LLC, and the Buyer

10.6	Subsidiary Guarantee, dated April 19, 2012, by Blue Calypso, LLC, in favor of the Buyer

10.7	Form of Lock-Up Agreement

10.8	Amendment No. 1 to Common Stock Purchase Warrant

10.9	Stockholder’s Agreement, dated April 19, 2012, by and between Andrew Levi and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date: April 24, 2012	/s/ Andrew Levi
Andrew Levi, Chief Executive Officer